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                                                                EXHIBIT 23.2

                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 18, 1997 appearing on page 31 of The Walt Disney Company's Annual Report on Form 10-K for the year ended September 30, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PricewaterhouseCoopers LLP
Century City, California
July 29, 1998